Execution Version 1 LIMITED CONSENT AND WAIVER TO LOAN GUARANTEE AGREEMENT This LIMITED CONSENT AND WAIVER TO LOAN GUARANTEE AGREEMENT, dated June 29, 2026 (this “Limited Consent”), between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”) and EOS ENERGY ENTERPRISES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower” and together with DOE, each a “Party” and collectively the “Parties”). RECITALS WHEREAS, to (i) offer and sell units (the “Units”), consisting of shares of common stock, par value $0.0001 per share (the “Common Stock” and, such shares, the “Unit Stock”) and warrants to purchase Common Stock (the “Unit Warrants” and, together with the Units and the Unit Stock, the “Offering Securities”) in a registered direct offering or a private offering exempt from the registration requirements of the Securities Act of 1933, as amended, directly to certain purchasers (the “Purchasers”, and such offering, the “Offering”), and (ii) in connection with the Purchasers’ investment in Frontier (as defined below), (a) issue warrants to purchase Common Stock to the Purchasers (the “Purchaser Warrants” and, together with the Unit Warrants, the “Warrants”) and (b) provide the Purchasers the right to exchange any equity interests in Frontier (as defined below) held by the Purchasers into shares of Common Stock of the Borrower under certain circumstances (the “Exchange Right” and, together with the Offering Securities and the Warrants, the “Securities”) (the transactions described in the foregoing clauses (i), (ii)(a) and (ii)(b), the “Transactions”, and the documents entered into to effect the foregoing, the “Transaction Documents”); WHEREAS, the Borrower intends to (a) use the proceeds of the Offering to make an investment into an investment vehicle, known as Frontier Power USA Parent, LLC (“Frontier”), to be jointly owned by the Borrower and one or more third-party entities, including vehicles owned, controlled, sponsored or managed by Cerberus, in consideration for the issuance of equity interests in Frontier in an amount equal to approximately 49% of the equity interests in Frontier on a fully diluted basis (the “Frontier Investment”, and the use of the proceeds of the Offering with respect to the Frontier Investment, the “Permitted Use”); WHEREAS, the Borrower and DOE entered into that certain Loan Guarantee Agreement, dated as of November 26, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); WHEREAS, pursuant to Section 6.03 of the Loan Agreement, the Borrower provides a representation with respect to the capitalization of the Borrower as described in Schedule E (Capitalization) thereto (the “Capitalization Representation”); WHEREAS, pursuant to Section 9.01(b)(i) of the Loan Agreement, the Borrower is restricted from entering into any contracts or other agreements providing it with material rights against, or material obligations toward, any Person other than rights and obligations under the Financing Documents and Project Documents permitted thereunder and any transactions expressly contemplated hereby and thereby (the “Contractual Agreements Restriction”); WHEREAS, pursuant to Section 9.01(b)(ii) of the Loan Agreement, the Borrower is restricted from entering into any Additional Project Document (other than Cerberus Financing Documents not prohibited by the Intercreditor Agreement) that would constitute a Major Project Document without the prior written consent of DOE (the “Additional Project Document Restriction”); WHEREAS, pursuant to Section 9.01(b)(iii) of the Loan Agreement, the Borrower is

2 restricted from entering into any transaction or series of related transactions with any Person other than in the Ordinary Course of Business and on an arm’s-length basis, except as expressly permitted under the Loan Agreement (the “Ordinary Course of Business Restriction”); WHEREAS, pursuant to Section 9.03 of the Loan Agreement, the Borrower Entities are restricted from acquiring by purchase or otherwise the business, property or fixed assets of any Person, other than purchases or other acquisitions of inventory, property or materials or spare parts or Capital Expenditures, either: (i) in the Ordinary Course of Business in accordance with the applicable Construction Budget or Annual Plan; or (ii) constituting Emergency O&M Expenses as required in connection with an Emergency (the “Purchase Restriction”); WHEREAS, pursuant to Section 9.04 of the Loan Agreement, the Borrower is restricted from declaring, ordering, paying, making or setting apart, or agreeing to declare, order, pay, make or set apart, any sum for any Restricted Payments (the “Restricted Payments Restriction”); WHEREAS, pursuant to Section 9.15 of the Loan Agreement, the Borrower Entities are restricted from (a) making any Investments other than Permitted Investments or (b) owning, acquiring, forming, creating, or incorporating any non-wholly-owned Subsidiary other than as expressly set forth therein (the “Investment Restriction”); WHEREAS, pursuant to Section 9.21 of the Loan Agreement, the Borrower is restricted from entering into or permitting to exist any transaction (including the purchase, sale, lease or exchange of any property, the rendering of any service or the payment of any management, advisory or similar fees) with any Affiliate of any Borrower Entity (each such transaction, an “Affiliate Transaction”, and such restriction, the “Affiliate Transaction Restriction” and, together with the Capitalization Representation, the Contractual Agreements Restriction, the Additional Project Document Restriction, the Ordinary Course of Business Restriction, the Purchase Restriction, the Restricted Payments Restriction, and the Investment Restriction, the “Restrictions”); WHEREAS, subject to the terms and conditions set forth herein, DOE is willing to consent to (i) the Offering in an aggregate gross amount of up to USD$100,000,000, (ii) the issuance of the Securities in connection with the Transactions, (iii) the issuance of the Purchaser Warrants, (iv) the issuance of any Common Stock upon exercise of the Warrants or the Exchange Right, (v) the Permitted Use, and (vi) the Borrower’s entry into the documentation necessary to effect the foregoing; provided, however, that the foregoing waiver and consent is subject to the following; NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows: Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement. Section 2. Limited Consent to the Existing Loan Agreement and Waiver. (a) Effective as of the Limited Consent Effective Date, and subject to the terms and conditions contained in this Limited Consent, notwithstanding the Restrictions, DOE hereby (A) waives any Default or Event of Default that would otherwise occur under the Loan Agreement solely as a result of the Transactions or entry into the Transaction Documents, and (B) consents to (1) the Offering in an aggregate gross amount of up to USD$100,000,000, (2) the issuance of the Securities in connection with the Transactions, (3) the issuance of the Purchaser Warrants, (4) the issuance of any Common Stock upon exercise of the Warrants or the Exchange Right, (5) the Permitted Use, and (6) the Borrower’s entry into

3 the documentation necessary to effect the foregoing; provided, however, that the foregoing waiver and consent is subject to the following: (i) The Offerings shall be completed no later than September 15, 2026. (ii) The proceeds of the Offerings shall be used only for the Permitted Use. (iii) The Borrower shall provide DOE with the final versions of the offering documents with respect to the Offerings on the date of the consummation thereof (provided that the Borrower may satisfy the requirements of this Section 2(a)(iii)(B) by filing such information through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System). (b) For the avoidance of doubt, any increase in the aggregate gross proceeds of the Offering pursuant to oversubscription privileges, standby purchases, backstop commitments or similar customary mechanisms shall be deemed part of the same Offering approved hereby and shall not constitute a separate offering, transaction or issuance requiring additional consent from DOE, provided that the proceeds thereof are used solely for the Permitted Use. (c) DOE agrees that the Borrower shall not be required to apply the proceeds of the Offerings to prepay the Guaranteed Loan pursuant to Section 3.05(c)(i)(M) of the Loan Agreement to the extent the proceeds of the Offerings are applied for the Permitted Use within forty-five (45) days of the settlement of the Offerings. Section 3. Conditions Precedent. This Limited Consent and the limited consent contained in Section 2 above, shall become effective upon the first date on which each of the following conditions have been satisfied or waived (such date, the “Limited Consent Effective Date”), and the Borrower hereby certifies that each of the conditions set forth in Section 3(b) and (c) below are satisfied as of the date of this Limited Consent: (a) This Limited Consent shall have been duly executed and delivered by each of the Borrower and DOE. (b) No Default, Event of Default, Event of Force Majeure or Event of Loss shall have occurred and be continuing as of the Limited Consent Effective Date. (c) Each of the representations and warranties made (or deemed to be made) by any Borrower Entity in any Financing Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time); except to the extent that the Offerings impact the disclosures set forth in Schedule E (Capitalizations) to the Loan Agreement. Section 4. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of DOE and FFB, on and as of the date hereof, that: (a) it has duly authorized, executed and delivered this Limited Consent, and none of: (i) its execution and delivery hereof, and (ii) its consummation of the transactions contemplated hereby nor its compliance with the terms of hereof, in each case, do or will (A) contravene its Organizational

4 Documents or any Applicable Laws or Governmental Approval; (B) contravene or result in any breach or constitute any default under any Governmental Judgment; (C) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any property of any Borrower Entity under any Transaction Document or any other agreement or instrument to which any Borrower Entity is a party or by which it or any of its properties may be bound, except for any Permitted Liens; or (D) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect; (b) this Limited Consent is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (c) each of the representations and warranties contained in Article VI of the Loan Agreement (except with respect to Section 6.03 as provided therein) are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of the Limited Consent Effective Date, except as such representations and warranties are expressly made as to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and (d) no Default, Event of Default, Event of Force Majeure or Event of Loss has occurred and is continuing or will occur as of the date hereof as a result of the execution, delivery and performance of this Limited Consent. Section 5. Limited Consent. (a) The Borrower acknowledges and agrees that DOE is providing this Limited Consent in full reliance on relevant information provided by the Borrower (including, without limitation, statements made by the Borrower in any consent request addressed to DOE) and the Borrower’s representations and warranties herein. (b) Except as expressly provided for herein, the terms and conditions of the Loan Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect and are hereby ratified and confirmed. This Limited Consent is limited in effect and shall apply solely to the matters set forth herein and to the extent expressly set forth herein and shall not be deemed or construed as an amendment, waiver or consent of any other matters. Except as expressly provided for herein, nothing herein shall be construed as or deemed to be a waiver or consent by DOE of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, and nothing herein shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Limited Consent. Except as provided for herein, nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Financing Document in similar or different circumstances. The consent provided in Section 2 above shall be applicable solely with respect to the proposed Offerings by the Outside Date and the matters expressly provided therein and not with respect to any other offerings or similar transactions of any Borrower Entity, and no other amendments, waivers or consents may be construed or implied. Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of

5 DOE and other Secured Parties in connection with the preparation, execution, delivery and administration, modification and amendment of this Limited Consent and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such Person) in accordance with the terms of the Financing Documents. Section 7. Reference to the Effect on the Financing Documents. On and after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import, and each reference in the other Financing Documents to the “Loan Agreement,” “thereunder,” “thereof,” “therein,” “thereby” or words of like import referring to the Loan Agreement, as applicable, shall mean and be a reference to the Loan Agreement as amended hereby. Section 8. Governing Law; Waiver of Jury Trial. (a) THIS LIMITED CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS LIMITED CONSENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. (b) EACH OF THE PARTIES TO THIS LIMITED CONSENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LIMITED CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS LIMITED CONSENT AND THE OTHER FINANCING DOCUMENTS. Section 9. Miscellaneous. (a) On and after the Limited Consent Effective Date, this Limited Consent shall be deemed a Financing Document for all purposes. (b) Sections 11.05 (Severability), 11.09 (Successors and Assigns), 11.14 (Submission to Jurisdiction; Etc.), 11.15 (Entire Agreement), 11.16 (Benefits of Agreement), 11.17 (Headings), 11.18 (Counterparts; Electronic Signatures), 11.19 (No Partnership; Etc.) and 11.20 (Independence of Covenant) of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and shall have the same force and effect with respect to this Limited Consent as if fully set forth herein. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

[Signature Page to Limited Consent to Loan Guarantee Agreement] IN WITNESS WHEREOF, the Parties hereto have executed this Limited Consent, all as of the day and year first above mentioned. EOS ENERGY ENTERPRISES, INC. a Delaware corporation, as Borrower By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: Chief Executive Officer

[Signature Page to Limited Consent to Loan Guarantee Agreement] U.S. DEPARTMENT OF ENERGY, an agency of the federal government of the United States of America By: _/s/ Rupinder Kaur__________________ Name: Title: